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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-85994) of OfficeMax, Inc. of our report dated June 27, 2001 relating to the financial statements of the OfficeMax, Inc. 401(k) Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Cleveland, Ohio
June 28, 2001